UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2009
TEXTRON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	001-15515 (Commission File Number)	05-6008768 (IRS Employer Identification Number)
40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)
Registrant’s telephone number, including area code: (401) 421-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On February 3, 2009, Textron Inc. (“Textron”), parent of Textron Financial Corporation (“Textron Financial”) issued a press release announcing that Textron and Textron Financial have respectively drawn the balance of the aggregate $3.0 billion committed bank credit lines available to Textron and Textron Financial, which included the balance of the $1.750 billion committed bank credit line available to Textron Financial. The press release is attached as Exhibit 99.1.
Forward-Looking Information
Certain statements in this Current Report on Form 8-K and other oral and written statements made by us from time to time are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters, or project revenues, income, returns or other financial measures. These forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the statements, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and the following: (a) changes in worldwide economic and political conditions that impact interest rates and foreign exchange rates; the ability to control costs and successful implementation of various cost-reduction programs; (b) the occurrence of slowdowns or downturns in customer markets where Textron Financial offers financing; (c) Textron Financial’s ability to realize full value of receivables; (d) Textron Financial’s ability to maintain portfolio credit quality and certain minimum levels of financial performance required under its committed credit facilities and under Textron’s support agreement with Textron Financial; (e) Textron Financial’s access to financing, including securitizations, at competitive rates; (f) Textron Financial’s ability to successfully exit from its commercial finance business, other than the captive finance business, including effecting an orderly liquidation or sale of certain portfolios and businesses; (g) uncertainty in estimating market value of Textron Financial’s receivables held for sale and reserves for Textron Financial’s receivables to be retained; (h) uncertainty in estimating contingent liabilities and establishing reserves to address such contingencies; (i) risks and uncertainties related to dispositions, including difficulties or unanticipated expenses in connection with the consummation of dispositions; (j) bankruptcy or other financial problems at customers that could cause difficulty in collecting amounts owed by such customers; and (k) continued volatility and further deterioration of the capital markets.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release dated February 4, 2009 issued by Textron Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Textron Inc. on February 4, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON FINANCIAL CORPORATION (Registrant)
Date: February 4, 2009	By:	/s/ Thomas J. Cullen
Thomas J. Cullen
Executive Vice President and Chief Financial Officer